Exhibit 3.353
STATE OF INDIANA
OFFICE OF THE SECRETARY OF STATE
CERTIFICATE OF INCORPORATION
OF
FRANKFORT HEALTH PARTNER, INC.
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation Law, as amended.
NOW, THEREFORE, I hereby issue to such corporation this Certificate of Incorporation, and further certify that its corporate existence will begin March 03, 1997.
In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Third day of March, 1997.

ARTICLES OF INCORPORATION	1997030055
State Form 4159 (R9 / 9-93)
Approved by State Board of Accountants 1992
Secretary of State
Corporations Division
302 W. Washington St., Rm. E018
Indianapolis, IN 46204
Telephone: (317) 232-6576
Indiana Code 23-1-21-2
FILING FEE: $90.00
INSTRUCTIONS: Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements — present original and one copy to the address in the upper right corner of this form.
ARTICLES OF INCORPORATION
Indicate the appropriate act
The undersigned, desiring to form a corporation (herein after referred to as “Corporation”) pursuant to the Provisions of:
☑ Indiana Business Corporation Law       ☐ Indiana Professional Corporation Act 1983
As amended, executes the following Articles of Incorporation:
ARTICLE I — NAME
Name of Corporation
Frankfort Health Partner, Inc.
(the name must contain the word “Corporation”, “Incorporated”, “Limited” “Company” or an abbreviation of one of these words.)
ARTICLE II — REGISTERED OFFICE AND AGENT
Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:
Name of Registered Agent
Corporation Service Company
Address of Registered Office (street or building)
251 East Ohio St., Suite 500
Indianapolis, Indiana 46204
Principal Office: The post office address of the principal office of the Corporation is:

2

Post office address
103 Continental Place, c/o Legal Dept.
Brentwood, TN 37027
ARTICLE III — AUTHORIZED SHARES
Number of shares: 1,000
If there is more than one class of shares, shares with rights and preferences, list such information on “Exhibit A.”
ARTICLE IV — INCORPORATORS
[the name(s) and address(es) of the incorporators of the corporation]

	NUMBER AND STREET OR
NAME	BUILDING	CITY	STATE	ZIP CODE
Gayle Jenkins	103 Continental Place	Brentwood	TN	37027
In Witness Whereof the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true.
this 28th day of February, 1997.
Signature	Printed name
/s/ Gayle Jenkins	Gayle Jenkins

Signature	Printed name

Signature	Printed name
This instrument was prepared by: (name)
Janet Marzullo, Paralegal

Address (number, street, city and state)	ZIP code
103 Continental Place, Brentwood, TN	37027

3